UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 9, 2012

(Date of earliest event reported)

RARE ELEMENT RESOURCES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-34852	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

225 UNION BLVD., SUITE 250, LAKEWOOD, COLORADO 80228

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 9, 2012, the Registrant issued a press release announcing its financial results for the second quarter of fiscal 2012 ended December 31, 2011 and an update on the preliminary feasibility study for its Bear Lodge Project.

A copy of the press release is attached to this report as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01  Regulation FD Disclosure

On February 9, 2012, the Registrant issued a press release announcing its financial results for the second quarter of fiscal 2012 ended December 31, 2011 and an update of the preliminary feasibility study for its Bear Lodge Project.

A copy of the press release is attached to this report as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1

Press Release dated February 9, 2012*

*The Exhibit relating to Item 2.02 and Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K and Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE ELEMENT RESOURCES LTD. (Registrant)

Dated: February 15, 2012	By: /s/ David Suleski /s/ David Suleski Chief Financial Officer

EXHIBIT INDEX

The following Exhibit relating to Item 2.02 and Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated February 9, 2012

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